U.S. Securities and Exchange Commission

Washington, D.C. 20549

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Form 8-k

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

earliest event reported)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 2, 2014 (April 10, 2013)

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Commission File No. 333-123465

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Universal Bioenergy, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	20-1770378

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

18100 Von Karman Avenue, Suite 850

Irvine, CA 92612

(Address of principal executive offices)

(949) 559-5017

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

As used in this report, the terms "we", "us", "our", "our company" “Universal” refer to Universal Bioenergy, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

(2)

Section 501. Corporate Governance and Management

Item 5.01. Changes in Control of Registrant

On January 11, 2013, Global Energy Group LLC (GEG), acquired a portfolio of 14 of the Company’s Promissory Notes, with a total principal amount of $3,234,775, from various Note Holders of the Company in a non-public, private transaction directly from the individual Note Holders. All of the Promissory Notes were over six months old and are disclosed in the Company’s filings with the SEC. In accordance with Rule 13d-3, since Global Energy Group LLC had the right to convert the Notes into common stock of the Company within sixty days after they acquired them, Global Energy Group LLC was deemed to be the “beneficial owner” of the securities of the Company on January 11, 2013.

Global Energy Group LLC sent the Company a “Notice of Conversion” dated March 27, 2013, requesting that the Promissory Notes be converted to common stock. On March 27, 2013, the stock’s closing price was $0.0021 per share, and the Promissory Notes were converted into stock at $0.0021 per share.

On April 10, 2013, the Company, at the direction of Global Energy Group LLC, converted the portfolio of 14 Promissory Notes, with a principle amount of $3,234,775 into stock, and issued 1,568,630,000 common shares for that conversion. This left a remaining balance of $0.00 on these Notes. Global Energy Group LLC acquired the shares to settle a debt owed to it by the Company through the conversion of the Promissory Notes to stock. The conversion of these Promissory Notes reduced the Company’s long-term debt by a principal amount of $3,234,775. The 1,568,630,000 shares is the equivalent of 61.78% of the Company’s 2,538,903,268 outstanding shares of common stock that were issued and outstanding on May 20, 2013, as reported in the Company’s Form 10-Q Report for the period ended March 31, 2013. As a result of the issuance of the common stock to Global Energy Group, it owned 61.78% of the Company’s issued and outstanding shares on April 10, 2013, and a change of control of the Company occurred. Global Energy Group LLC is now deemed an affiliate.

This conversion of the Promissory Notes to stock resulted in an additional issuance of shares of stock that increased the outstanding shares of the Company’s common stock. However, many of those Promissory Notes carried interest rates that were very high and that were above the current market rates. The benefit to the Company was to eliminate this $3,234,775 of outstanding long-term debt and liabilities owed by the Company, reduce our interest expenses, enhance our financial position and strengthen the Balance Sheet. Management believes that taking those actions would improve our profitability, and allow us to pursue our strategies for our growth and expansion. This should also be very beneficial to our shareholders.

The common shares issued to Global Energy Group are restricted securities. Restricted securities are securities acquired in unregistered, private sales from the issuer or from an affiliate of the issuer. Investors typically receive restricted securities through private placement offerings, Regulation D offerings, employee stock benefit plans, as compensation for professional services, or in exchange for providing "seed money" or start-up capital to the company. Rule 144(a)(3) identifies what sales produce restricted securities. Per SEC Rule 144, control securities are those held by an affiliate of the issuing company. An affiliate is a person, such as an officer, director or large shareholder, (owning 10% of a company’s outstanding shares), in a relationship of control with the issuer. Control means the power to direct the management and policies of the company in question, whether through the ownership of voting securities, by contract, or otherwise.

Therefore, Global Energy Group LLC (GEG) is subject to the limitations of SEC Rule 144 on sales of any of its stock. The restrictions on the sales of restricted stock per Rule 144 include holding the stock for a minimum of six months after issuance, and Global Energy Group LLC would therefore be limited to selling an amount equal to 1% of the Company’s outstanding shares every 90 days. When and Global Energy Group LLC did decide to sell any of its stock, the SEC requires them to file a Form 144, (Notice of Proposed Sale of Securities), notifying the SEC of its intent to sell any of its stock in accordance with the Rule 144 guidelines and limitations. To best of our knowledge those 1,568,630,000 restricted common shares are not free trading and are therefore not presently in the open market.

Global Energy Group LLC’s, Managing Member and controlling entity is Rainco Management LLC and the control person for Rainco Management LLC is Nicole C. Singletary.

Although since April 10, 2013, Global Energy Group LLC was able to sell or dispose of the 1,568,630,000 shares, (pursuant to SEC guidelines), to the best of our knowledge, Global Energy Group LLC has no plans or proposals to acquire any additional securities of the issuer, and it has not sold or disposed of any of the securities of the Company, (with the exception of 300 million shares that it sold back to the Company on July 25, 2013, which shares were retired and returned to the Company treasury. On April 30, 2014, Global Energy Group LLC filed a Form 4, “Statement Of Changes In Beneficial Ownership” with the SEC, which disclosed that it still owned 1,268,630,000 shares of common stock.

Item 9.01 Financial Statements and Exhibits.

(d) None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Bioenergy, Inc.
Date: May 2, 2014	By:	/s/ Vince M. Guest

Vince M. Guest President and Chief Executive Officer